SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 1997



                       PARKER & PARSLEY PETROLEUM COMPANY
             (Exact name of Registrant as specified in its charter)




           Delaware                     1-10695                74-2570602
 (State or other jurisdiction of       Commission           (I.R.S. Employer
  incorporation or organization)       File Number       Identification Number)




 303 West Wall, Suite 101, Midland, Texas                         79701
 (Address of principal executive offices)                      (Zip code)



       Registrant's Telephone Number, including area code : (915) 683-4768


                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



                               Page 1 of 10 pages.

                            Exhibit Index on Page 4.

ITEM 5.         Other Events

     On July 29, 1997, the Company reported its financial results for the three and six months ended June 30, 1997. These interim results are not necessarily indicative of results for a full year and should be read in connection with the consolidated financial statements and notes thereto included in the Company's 1996 Annual Report on Form 10-K. The announcement is included as Exhibit 20 to this Report.


ITEM 7.         Financial Statements and Exhibits

c)     Exhibits

          20.  -   Press Release

                       PARKER & PARSLEY PETROLEUM COMPANY


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PARKER & PARSLEY PETROLEUM COMPANY





Date:    July 30, 1997                  By:  /s/ Scott D. Sheffield
                                            -----------------------------
                                            Scott D. Sheffield, President
                                             and Chief Executive Officer

                                 Exhibit Index



Exhibit No.       Description
-----------       -----------

    20.           Press Release